41386  3/98

Prospectus Supplement
dated March 9, 1998 to:
-----------------------------------------------------------------

Putnam Voyager Fund II
Prospectus for class A, B and M shares dated April 30, 1997, as revised October 30, 1997
Prospectus for class A shares dated April 30, 1997


The third paragraph under the heading "How the fund is managed" is replaced with the following:

The following officers of Putnam Investment Management, Inc.
("Putnam Management") have had primary responsibility for the day-to-day management of the fund's portfolio since the years stated below:

                                        Business experience
                         Year           (at least 5 years)
                         ----           -----------------
Roland W. Gillis       1995        Employed as an investment
Senior Vice President              professional by Putnam
                                   Management since 1995. Prior
                                   to 1995, Mr. Gillis served
                                   as a Vice President of
                                   Keystone Custodian Funds,
                                   Inc.

Jeffrey R. Lindsey     1998        Employed as an investment
Senior Vice President              professional by Putnam
                                   Management since April,
                                   1994.  Prior to April, 1994,
                                   Mr. Lindsey  wass a Vice
                                   President at Strategic
                                   Portfolio Management, Inc.

Charles H. Swanberg    1993        Employed as an investment
Senior Vice President              professional by Putnam
                                   Management since 1984.